--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                   July 31, 1999
Dear Shareholder:

      Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

    In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

    This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/Laurence D. Fink                                      /s/Ralph L. Schlosstein
-------------------                                      -----------------------
Laurence D. Fink                                         Ralph L. Schlosstein
Chairman                                                 President

                                                                   July 31, 1999

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past six months:



                        -----------------------------------------------------
                        6/30/99   12/31/98     CHANGE       HIGH       LOW
-----------------------------------------------------------------------------
STOCK PRICE             $15.375   $16.125     (4.65%)      $16.00    $15.0625
-----------------------------------------------------------------------------
NET ASSET VALUE (NAV)   $16.36    $17.06      (4.10%)      $17.27    $16.33
-----------------------------------------------------------------------------

THE FIXED INCOME MARKETS
      The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

      U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 118 basis points (1.18%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning -0.90% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's -1.37% on a pre-tax basis. Municipal bonds continue to appear attractive relative to Treasuries on a long-term historical basis, and we believe that reduced Treasury supply and increased crossover activity should keep ratios at higher than normal levels. Supply and demand technicals continue to improve in the municipal market as supply has declined 23% in the first half of 1999 from last year. Much of the drop in issuance can be attributed to the plunge in refunding supply, which is down nearly 50% versus last year. Retail investors have been adding municipals to their portfolios at an aggressive pace, which should result in the second consecutive year of net positive cash flows into mutual funds after having negative flows during the previous four years. Due to the factors mentioned above, we believe municipals remain a compelling investment opportunity going forward.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. Trading activity in the Trust remained low during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that restructuring the portfolio in a higher interest rate environment remains the most prudent strategy.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 31% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

     The following chart compares the Trust's current and December 31, 1998 asset composition:

     ---------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
     ---------------------------------------------------------------------------
     SECTOR                                     JUNE 30, 1999  DECEMBER 31, 1998
     ---------------------------------------------------------------------------
     Utility/Power                                   23%              22%
     ---------------------------------------------------------------------------
     County, City & State                            21%              26%
     ---------------------------------------------------------------------------
     Hospital                                        14%              14%
     ---------------------------------------------------------------------------
     Education                                       11%               6%
     ---------------------------------------------------------------------------
     Lease Revenue                                    6%               6%
     ---------------------------------------------------------------------------
     Tax Revenue                                      6%               6%
     ---------------------------------------------------------------------------
     Transportation                                   6%               6%
     ---------------------------------------------------------------------------
     Water & Sewer                                    6%               6%
     ---------------------------------------------------------------------------
     Special District                                 3%               4%
     ---------------------------------------------------------------------------
     Housing                                          3%               3%
     ---------------------------------------------------------------------------
     Industrial & Pollution Control                   1%               1%
     ---------------------------------------------------------------------------

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/Robert S. Kapito                         /s/Michael P. Lustig
-------------------                         --------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


   -----------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
   -----------------------------------------------------------------------------
   SYMBOL ON NEW YORK STOCK EXCHANGE:                                 BRM
   -----------------------------------------------------------------------------
   Initial Offering Date:                                     September 18, 1992
   -----------------------------------------------------------------------------
   Closing Stock Price as of 6/30/99:                               $15.375
   -----------------------------------------------------------------------------
   Net Asset Value as of 6/30/99:                                   $16.36
   -----------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/99 ($15.375)1:             5.17%
   -----------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                   $0.06625
   -----------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:                $0.795
   -----------------------------------------------------------------------------

-----------------
1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------------------------------
            PRINCIPAL                                                      OPTION
             AMOUNT                                                          CALL               VALUE
  RATING*    (000)         DESCRIPTION                                    PROVISIONS+         (NOTE 1)
--------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--144.9%
                     ALABAMA--0.3%
  AAA      $ 1,905   Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA ...  8/02 at 71.587       $ 1,170,375
                                                                                             -----------
                     ARIZONA--0.6%
  AAA        4,000   Chandler, G.O., Zero Coupon, 7/01/08, FGIC ......   No Opt. Call          2,574,960
                                                                                             -----------
                     CALIFORNIA--0.4%
  AAA        1,890   California Hlth. Fac. Fin. Auth. Rev.,
                     Marin Gen. Hosp., Ser. A, 5.75%, 8/01/09, FSA ...    8/03 at 102          1,994,460
                                                                                             -----------
                     COLORADO--10.7%
  AAA        2,000   E-470 Pub. Hwy. Auth. Co. Rev.,
                       Ser. B, Zero Coupon, 9/01/11, MBIA ............   No Opt. Call          1,073,040
  AAA       30,205++ Jefferson Cnty. Sch. Dist. No. R-001,
                       G.O., 6.25%, 12/15/02, AMBAC ..................        N/A             32,360,731
  AAA       13,285++ Univ. of Colorado, Hosp. Auth. Rev.,
                       Ser. A, 6.25%, 11/15/02, AMBAC ................        N/A             14,329,599
                                                                                             -----------
                                                                                              47,763,370
                                                                                             -----------
                     DISTRICT OF COLUMBIA--5.5%
                     Dist. of Columbia, G.O., MBIA,
  AAA       17,950+    Ser. B, 6.30%, 6/01/02 ........................        N/A             19,200,577
  AAA          115+    Ser. E, 5.875%, 6/01/03 .......................        N/A                122,530
  AAA        2,955     Ser. E, 5.875%, 6/01/08 .......................    6/03 at 102          3,098,820
  AAA        2,000   Dist. of Columbia, Hosp. Rev., Children's Hosp.,
                       Ser. A, 6.25%, 7/15/08, FGIC ..................    7/02 at 102          2,109,000
                                                                                             -----------
                                                                                              24,530,927
                                                                                             -----------
                     GEORGIA--1.7%
  AAA        7,000++ Atlanta, C.O.P., Pretrial Det. Ctr.,
                       6.25%, 12/01/02, MBIA .........................        N/A              7,555,590
                                                                                             -----------
                     HAWAII--1.8%
  AAA        7,760   Honolulu, Cnty., G.O.,
                       Ser. A, 5.80%, 1/01/07, FGIC ..................   No Opt. Call          8,233,438
                                                                                             -----------
                     ILLINOIS--13.4%
  AAA       14,205   Chicago O'Hare Intl. Arprt. Rev.,
                       Ser. A, 6.25%, 1/01/08, MBIA ..................    1/05 at 102         15,296,370
                     Chicago Sch. Fin. Auth., G.O., Ser. A, FGIC,
  AAA       13,000     6.25%, 6/01/07 ................................    6/02 at 102         13,759,980
  AAA        9,150     6.25%, 6/01/09 ................................    6/02 at 102          9,654,257
                     Illinois Hlth. Fac. Auth. Rev., Ser. A,
  AAA       11,000++   Alexian Med. Ctr. Proj., 6.35%, 1/01/02, MBIA .        N/A             11,718,740
  AAA        2,500     Carle Foundation, 6.75%, 1/01/10, FGIC ........    1/00 at 102          2,572,700
  AAA       10,170   Met. Pier & Expo. Auth., Ded. St. Tax Rev.,
                       Ser. A, Zero Coupon, 6/15/08, FGIC ............   No Opt. Call          6,538,191
                                                                                             -----------
                                                                                              59,540,238
                                                                                             -----------
                     INDIANA--2.4%
                     Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt.,
                     Ancilla Sys. Inc., MBIA,
  AAA        5,665     Ser. A, 6.25%, 7/01/08 ........................    7/02 at 102          5,906,102
  AAA        4,350     Ser. B, 6.25%, 7/01/08 ........................    7/02 at 102          4,581,594
                                                                                             -----------
                                                                                              10,487,696
                                                                                             -----------
                     IOWA--1.1%
  AAA          865   Iowa Fin. Auth., Sngl. Fam. Mtge. Rev.,
                       Ser. F, 6.35%, 7/01/09, AMBAC .................    1/03 at 102            893,519
  AAA        4,195   Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA ......    1/00 at 100          4,196,343
                                                                                             -----------
                                                                                               5,089,862
                                                                                             -----------
                     KENTUCKY--0.6%
  AAA        3,890   Owensboro, Elec. Lt. & Pwr. Rev.,
                       Ser. B, Zero Coupon, 1/01/09, AMBAC ...........   No Opt. Call          2,421,097
                                                                                             -----------

                       See Botes to Financial Statements.

--------------------------------------------------------------------------------------------------------
            PRINCIPAL                                                      OPTION
             AMOUNT                                                          CALL               VALUE
  RATING*    (000)         DESCRIPTION                                    PROVISIONS+         (NOTE 1)
--------------------------------------------------------------------------------------------------------
                     Louisiana--1.2%
  AAA      $ 5,000++ Louisiana Pub. Fac. Auth. Hosp. Rev.,
                     Lafayette Gen. Med. Ctr. Proj.,
                       6.30%, 10/01/02, FSA ..........................        N/A            $ 5,374,800
                                                                                             -----------
                     MASSACHUSETTS--4.9%
  AAA        4,465++ Chelsea, Sch. Proj. Loan, 6.00%, 6/15/04, AMBAC .        N/A              4,830,326
                     Massachusetts Bay Trans. Auth. Rev., Ser. B, MBIA
  AAA          200++   6.00%, 3/01/03 ................................        N/A                214,088
  AAA        5,800     6.00%, 3/01/10 ................................    3/03 at 102          6,155,888
  AAA       10,000   Massachusetts St. Hsg. Fin. Agcy., Hsg. Proj.,
                       Ser. A, 5.95%, 10/01/08, AMBAC ................    4/03 at 102         10,531,100
                                                                                             -----------
                                                                                              21,731,402
                                                                                             -----------
                     MICHIGAN--4.6%
                     Lake Orion, Cmnty. Sch. Dist., AMBAC,
  AAA        3,290++   6.60%, 5/01/05 ................................        N/A              3,647,590
  AAA        3,285++   6.70%, 5/01/05 ................................        N/A              3,658,636
  AAA        8,920++ Michigan St. Bldg. Auth. Rev., Fac. Proj.,
                       Ser. IIA, 6.25%, 10/01/02, AMBAC ..............        N/A              9,603,450
  AAA        3,400   Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA ....   No Opt. Call          3,728,916
                                                                                             -----------
                                                                                              20,638,592
                                                                                             -----------
                     MISSOURI--1.7%
  AAA        7,350   Kansas City, Sch. Dist. Bldg. Corp. Leasehold
                     Rev., Cap. Impvts.  Proj.,
                       Ser. A, 6.50%, 2/01/08, FGIC ..................    2/01 at 102          7,700,228
                                                                                             -----------
                     NEVADA--3.9%
  AAA        6,490++ Clark Cnty. Fld Ctrl., 6.30%, 11/01/01, AMBAC ...        N/A              6,861,488
                     Washoe Cnty. Arpt. Auth. Rev., Ser. B, MBIA,
  AAA        3,135     5.70%, 7/01/07 ................................    7/03 at 102          3,274,695
  AAA        2,645     5.75%, 7/01/08 ................................    7/03 at 102          2,759,899
  AAA        4,135++ Washoe Cnty. Sch. Dist., G.O., Ser. A,
                       6.20%, 10/01/02, AMBAC ........................        N/A              4,409,564
                                                                                             -----------
                                                                                              17,305,646
                                                                                             -----------
                     NEW JERSEY--13.0%
  AAA       30,275   New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev.,
                       Ser. A, 5.80%, 7/01/08, MBIA ..................    7/04 at 102         32,071,216
  AAA       24,495   New Jersey St. G.O., Ser. D,
                       6.00%, 2/15/09, MBIA ..........................    2/03 at 102         25,761,146
                                                                                             -----------
                                                                                              57,832,362
                                                                                             -----------
                     NEW YORK--8.2%
                     New York City G.O., Ser. E, MBIA,
  AAA        5,000     6.125%, 8/01/06 ...............................   No Opt. Call          5,408,550
  AAA       15,500     6.20%, 8/01/07 ................................   No Opt. Call         16,885,235
  AAA        5,000     Ser. G, 5.75%, 2/01/08 ........................   2/06 at 101.5         5,275,700
                     New York St. Environ. Fac. Corp., P.C.R., Ser. D,
  AAA        5,945     6.50%, 5/15/07 ................................   11/04 at 102          6,579,331
  AAA        2,245     6.50%, 11/15/07 ...............................   11/04 at 102          2,484,542
                                                                                             -----------
                                                                                              36,633,358
                                                                                             -----------
                     NORTH CAROLINA--8.6%
  AAA        1,000++ Cumberland Cnty. C.O.P., Civic Ctr. Proj.,
                       Ser. A, 6.375%, 12/01/04, AMBAC ...............        N/A              1,104,720
                     North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev.,
                       Ser. B,
  AAA       13,500     6.125%, 1/01/09, FGIC .........................   No Opt. Call         14,693,670
  AAA        5,000     7.00%, 1/01/08, CAPMAC ........................   No Opt. Call          5,696,950
  AAA       14,675     7.25%, 1/01/07, CAPMAC ........................   No Opt. Call         16,815,789
                                                                                             -----------
                                                                                              38,311,129
                                                                                             -----------
                     NORTH DAKOTA--1.1%
  AAA        4,450++ Bismark Hosp. Rev., St. Alexius Med. Ctr.,
                       6.90%, 5/01/01, AMBAC .........................        N/A              4,751,087
                                                                                               ---------

                       See Botes to Financial Statements.

--------------------------------------------------------------------------------------------------------
            PRINCIPAL                                                      OPTION
             AMOUNT                                                          CALL               VALUE
  RATING*    (000)         DESCRIPTION                                    PROVISIONS+         (NOTE 1)
--------------------------------------------------------------------------------------------------------
                     OHIO--2.3%
  AAA      $ 2,410++ Cleveland, G.O., 6.40%, 11/15/04, MBIA ..........        N/A         $    2,663,676
  AAA        6,095   Hamilton City, Elec. Sys. Rev., Ser. A,
                       6.125%, 10/15/08, FGIC ........................   10/02 at 102          6,482,947
  AAA        1,000++ Ohio St. Bldg. Auth. Fac. Rev.,
                     Juvenile Correctional Proj.,
                       6.50%, 9/01/04, AMBAC .........................        N/A              1,108,130
                                                                                             -----------
                                                                                              10,254,753
                                                                                             -----------
                     PENNSYLVANIA--14.4%
  AAA        4,000   Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee
                     Women's Hosp.,
                       6.25%, 10/01/08, FGIC .........................   10/02 at 102          4,245,160
                     Dauphin Cnty. Gen. Auth. Hosp. Rev.,
                     HAPSCO-Western Pennsylvania Hosp. Proj., MBIA,
  AAA        5,000     6.25%, 7/01/08 ................................    7/02 at 102          5,274,750
  AAA       10,000     Ser. A, 6.25%, 7/01/08 ........................    7/02 at 102         10,549,500
  AAA        6,600   Erie Cnty. Hosp. Auth. Rev.,
                     St. Vincent Hlth. Ctr. Proj., Ser. A,
                       6.25%, 7/01/08, MBIA ..........................    7/02 at 102          6,962,670
  AAA        3,500   Indiana Cnty. Indl. Dev. Auth. P.C.R.,
                     New York St. Elec. & Gas Corp.,
                       Ser. A, 6.00%, 6/01/06, MBIA ..................   No Opt. Call          3,758,895
  AAA                Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg.,
                       Ser. C, 6.25%, 7/01/07, FNMA ..................    7/02 at 102          6,822,725
  AAA        7,450++ Pennsylvania St., G.O., Ser. A,
                       6.50%, 11/01/01, FGIC .........................        N/A              7,942,967
  AAA        4,945   Philadelphia, Gas Wks. Rev.,
                       5.25%, 7/01/08, FSA ...........................   No Opt. Call          5,009,532
  AAA       10,930++ Pittsburgh, G.O., Ser. D,
                       6.00%, 9/01/02, AMBAC .........................        N/A             11,672,912
  AAA        1,665++ Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
                       6.90%, 1/01/00, MBIA ..........................        N/A              1,723,958
                                                                                             -----------
                                                                                              63,963,069
                                                                                             -----------
                     TEXAS--24.8%
  AAA       13,000++ Austin Pub. Impvt., G.O., 6.10%, 9/01/02, AMBAC .        N/A             13,693,940
                     Austin Util. Sys. Rev.,
  AAA       11,515     Ser. A, Zero Coupon, 11/15/08, MBIA ...........    No Opt. Call         7,232,456
  AAA        5,000     Ser. A, Zero Coupon, 11/15/09, AMBAC ..........    No Opt. Call         2,970,450
  AAA        5,000     Ser. A, Zero Coupon, 11/15/09, MBIA ...........    No Opt. Call         2,970,450
  AAA        7,000     6.25%, 11/15/08, AMBAC ........................    11/02 at 102         7,473,060
  AAA        5,000     6.625%, 11/15/08, AMBAC .......................    No Opt. Call         5,630,600
                     Baytown, G.O., AMBAC,
  AAA        2,385++   6.40%, 2/01/02 ................................        N/A              2,507,303
  AAA        2,840     6.40%, 2/01/08 ................................    2/02 at 100          2,963,824
  AAA        9,930   Circle C Mun. Util. Dist. No. 3 Rev.,
                       6.50%, 11/15/09, FGIC .........................   11/01 at 100         10,353,117
                     Coppell Indpt. Sch. Dist., MBIA,
  AAA        1,430     6.10%, 8/15/09 ................................         ETM             1,551,750
  AAA        2,495     6.10%, 8/15/09 ................................    8/02 at 100          2,594,052
  AAA        4,390   Houston Indpt. Sch. Dist.
                       Zero Coupon, 8/15/09, AMBAC ...................   No Opt. Call          2,609,855
  AAA       16,135   Houston Wtr. & Swr. Sys. Rev., Jr. Lien,
                       Ser. C, 6.25%, 12/01/09, MBIA .................   12/02 at 102         17,229,760
  AAA        6,000   San Antonio Elec. & Gas Rev., Ser. B,
                       Zero Coupon, 2/01/10, FGIC ....................   No Opt. Call          3,490,740
                     Texas Mun. Pwr. Agcy. Rev., AMBAC,
  AAA       15,000     Zero Coupon, 9/01/08 ..........................   No Opt. Call          9,517,950
  AAA       16,175     Zero Coupon, 9/01/09 ..........................   No Opt. Call          9,709,044
  AAA        5,900   Texas St. Pub. Fin. Auth. Bldg. Rev.,
                       Ser. B, 6.25%, 2/01/09, AMBAC .................   No Opt. Call          6,461,975
  AAA        2,275     Ysleta Indpt. Sch. Dist. Rev.,
                       Zero Coupon, 8/15/08, PSFG ....................   No Opt. Call          1,433,910
                                                                                             -----------
                                                                                             110,394,236
                                                                                             -----------
                     UTAH--1.2%
  AAA        3,500   Intermountain Pwr. Agcy. Rev., Ser. B,
                       6.00%, 7/01/07, MBIA ..........................   No Opt. Call          3,769,080
  AAA        1,550   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev.,
                       Ser. A, 6.05%, 10/01/08, MBIA .................   10/04 at 101          1,639,187
                                                                                             -----------
                                                                                               5,408,267
                                                                                             -----------

                       See Botes to Financial Statements.

--------------------------------------------------------------------------------------------------------
            PRINCIPAL                                                      OPTION
             AMOUNT                                                          CALL               VALUE
  RATING*    (000)         DESCRIPTION                                    PROVISIONS+         (NOTE 1)
--------------------------------------------------------------------------------------------------------
                     WASHINGTON--13.8%
  AAA     $ 12,850   King Cnty., G.O., Ser. D, 5.55%, 12/01/08, MBIA .   12/07 at 102      $  13,466,414
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
  AAA        2,235++   6.10%, 12/01/03 ...............................        N/A              2,422,382
  AAA        1,765     6.10%, 12/01/08 ...............................   12/03 at 102          1,878,525
  AAA        9,000   Washington St. Hlth. Care Fac. Auth. Rev.,
                     Virginia Mason Oblig. Group,
                       6.30%, 2/15/09, MBIA ..........................    2/03 at 102          9,535,050
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
  AAA        3,000     Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC .....    7/03 at 102          3,099,480
  AAA       13,635     Nuclear Proj. No. 2, Ser. A,
                       6.25%, 7/01/09, MBIA ..........................    7/02 at 102         14,482,143
  AAA        5,550     Nuclear Proj. No. 3, Zero Coupon, 7/01/07, BIGI    No Opt. Call         3,760,569
  AAA        2,000     Nuclear Proj. No. 3, Zero Coupon, 7/01/08, BIGI    No Opt. Call         1,294,280
  AAA       11,000     Ser. A, 5.80%, 7/01/07, FSA ...................    No Opt. Call        11,686,290
                                                                                            ------------
                                                                                              61,625,133
                                                                                            ------------
                     WEST VIRGINIA--2.7%
  AAA       11,600   West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
                       5.70%, 5/15/09, FGIC ..........................    5/03 at 102         12,028,388
                                                                                            ------------

                     TOTAL LONG-TERM INVESTMENTS (COST $598,822,334) .                       645,314,463
                                                                                            ------------

                     SHORT-TERM INVESTMENT**--0.2%
 A-1+          900   New York City Mun. Wtr. Fin. Auth. Rev.,
                       Ser. G, 3.40%, 7/01/99, FRDD (COST $900,000) ..                           900,000
                                                                                            ------------

                     TOTAL INVESTMENTS--145.1% (COST $599,722,334) ...                       646,214,463
                     Other assets in  excess of liabilities--1.1% ....                         4,998,619
                     Liquidation value of preferred stock--(46.2)% ...                      (206,000,000)
                                                                                            ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                     $445,213,082
                                                                                            ============


---------------------
  * Using the higher of Standard and Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 ++ This bond is prerefunded. See glossary for definition.


--------------------------------------------------------------------------------

         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

AMBAC    -- American Municipal Bond Assurance Corporation
BIGI     -- Bond Investors Guaranty Insurance Company
CAPMAC   -- Capital Markets Assurance Company
C.O.P.   -- Certificate of Participation
ETM      -- Escrowed to maturity
FHA      -- Federal Housing Administration
FNMA     -- Federal National Mortgage Association
FGIC     -- Financial Guaranty Insurance Company
FRDD     -- Floating Rate Daily Demand**
FSA      -- Financial Security Assurance
G.O.     -- General Obligation Bond
MBIA     -- Municipal Bond Insurance Association
P.C.R.   -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty

--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $599,722,334)
   (Note 1) ...............................................        $646,214,463
Cash ......................................................              71,327
Interest receivable .......................................          10,139,867
Receivable for investments sold ...........................             435,000
Other assets ..............................................              22,811
                                                                   ------------
 ..........................................................         656,883,468
                                                                   ------------
LIABILITIES
Payable for investments purchased .........................           5,080,666
Advisory fee payable (Note 2) .............................             192,511
Dividends payable-preferred stock .........................             169,636
Administration fee payable (Note 2) .......................              55,003
Other accrued expenses ....................................             172,570
                                                                   ------------
 ..........................................................           5,670,386
                                                                   ------------
NET INVESTMENT ASSETS .....................................        $651,213,082
                                                                   ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ....................................        $    272,071
    Paid-in capital in excess of par ......................         378,448,786
  Preferred stock (Note 4) ................................         206,000,000
                                                                   ------------
 ..........................................................         584,720,857

  Undistributed net investment income .....................          20,307,499
  Accumulated net realized loss ...........................            (307,403)
  Net unrealized appreciation .............................          46,492,129
                                                                   ------------
  Net investment assets, June 30, 1999 ....................        $651,213,082
                                                                   ============
  Net assets applicable to common
    shareholders ..........................................        $445,213,082
                                                                   ============
Net asset value per common share:
  ($445,213,082 / 27,207,093 shares of
  common stock issued and outstanding) ....................              $16.36
                                                                         ======



--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned ............................         $18,483,668
                                                                    -----------

Operating expenses
  Investment advisory .....................................           1,165,961
  Administration ..........................................             333,132
  Auction agent ...........................................             275,000
  Custodian ...............................................              70,500
  Reports to shareholders .................................              57,500
  Directors ...............................................              42,500
  Audit ...................................................              20,000
  Transfer agent ..........................................              14,000
  Legal ...................................................               9,000
  Miscellaneous ...........................................              54,038
                                                                    -----------
    Total expenses ........................................           2,041,631
                                                                    -----------
Net investment income .....................................          16,442,037
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (Note 3)
  Net realized loss on investments ........................              (1,614)
  Net change in unrealized appreciation
    on investments ........................................         (21,481,680)
                                                                    -----------
  Net loss on investments .................................         (21,483,294)
                                                                    -----------

NET DECREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ..........................         $(5,041,257)
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  Six Months Ended            Year Ended
                                                                                      June 30,               December 31,
                                                                                        1999                    1998
                                                                                  ---------------            ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
   Net investment income ...............................................            $ 16,442,037             $ 32,566,277
Net realized gain (loss) on investments ................................                  (1,614)                 188,548
Net change in unrealized appreciation on investments ...................             (21,481,680)               2,943,199
                                                                                    ------------             ------------

       Net increase (decrease) in net investment assets
        resulting from operations ......................................              (5,041,257)              35,698,024
                                                                                    ------------             ------------
DIVIDENDS AND DISTRIBUTIONS:
To common shareholders from net investment income ......................             (10,814,603)             (21,629,248)
To common shareholders from net realized gain
  on investments .......................................................                      --                 (142,426)
To preferred shareholders from net investment income ...................              (3,167,330)              (6,836,065)
To preferred shareholders from net realized gain
  on investments .......................................................                      --                  (46,134)
                                                                                    ------------             ------------
         Total dividends and distributions .............................             (13,981,933)             (28,653,873)
                                                                                    ------------             ------------
             Total increase (decrease) .................................             (19,023,190)               7,044,151
                                                                                    ------------             ------------
NET INVESTMENT ASSETS
Beginning of period ....................................................             670,236,272              663,192,121
                                                                                    ------------             ------------
End of period ..........................................................            $651,213,082             $670,236,272
                                                                                    ============             ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Six Months Ended                Year Ended December 31,
                                                         June 30,    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                           1999         1998         1997        1996         1995        1994
                                                         -------     ---------     --------    --------     --------     --------
Net asset value, beginning of the period .............. $  17.06     $   16.80     $  15.90     $ 16.08    $   13.88     $  16.23
                                                        --------     ---------     --------    --------    ---------     --------
  Net investment income ...............................    0 .60          1.20         1.18        1.17         1.19         1.15
  Net realized and unrealized gain (loss)
   on investments .....................................    (0.79)         0.11         0.78       (0.27)        2.21        (2.39)
                                                        --------     ---------     --------    --------    ---------     --------
Net increase (decrease) from investment operations ....    (0.19)         1.31         1.96        0.90         3.40        (1.24)
                                                        --------     ---------     --------    --------    ---------     --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ...............................    (0.40)        (0.80)       (0.79)      (0.79)       (0.83)       (0.88)
    Preferred shareholders ............................    (0.11)        (0.25)       (0.27)      (0.25)       (0.28)       (0.23)
  Distributions from net realized gain on
    investments to:
    Common shareholders ...............................       --            --           --       (0.03)       (0.06)          --
    Preferred shareholders ............................       --            --           --       (0.01)       (0.02)          --
  Distributions in excess of net realized
    gain on
    investments to:
    Common shareholders ...............................       --            **           **          **        (0.01)          --
                                                        --------     ---------     --------    --------    ---------     --------
Total dividends and distributions .....................    (0.51)        (1.05)       (1.06)      (1.08)       (1.20)       (1.11)
                                                        --------     ---------     --------    --------    ---------     --------
Net asset value, end of period* ....................... $  16.36     $   17.06     $  16.80    $  15.90    $   16.08     $  13.88
                                                        ========     =========     ========    ========    =========     ========
Market value, end of period* .......................... $  15.38     $   16.13     $  15.25    $  14.50    $   13.50     $  12.25
                                                        ========     =========     ========    ========    =========     ========
TOTAL INVESTMENT RETURN+ ..............................    (2.21%)       11.21%       10.97%      13.56%       17.64%      (13.71%)
                                                        ========     =========     ========    ========    =========     ========
RATIOS TO AVERAGE NET ASSETS OF
  COMMONSHAREHOLDERS:++
Expenses ..............................................     0.89%+++      0.88%        0.92%       0.95%        0.95%        1.02%
Net investment income before preferred
  stock dividends .....................................     7.20%+++      7.10%        7.19%       7.32%        7.74%        7.80%
Preferred stock dividends                                   1.39%+++      1.49%        1.03%       1.64%        1.97%        1.55%
Net investment income available to common
  shareholders ........................................     5.81%+++      5.61%        5.56%       5.68%        5.77%        6.25%

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands)                                        $460,219      $458,993     $444,895    $434,692     $417,017     $400,555
Portfolio turnover ....................................        0%            0%          11%          8%          27%          64%
Net assets of common shareholders,
  end of period (in thousands) ........................ $445,213      $464,236     $457,192    $432,609     $437,470     $377,679
Preferred stock outstanding (in thousands) ............ $206,000      $206,000     $206,000    $206,000     $206,000     $206,000
Asset coverage per share of preferred stock,
  end of period#                                        $ 79,031      $ 81,339     $ 80,484    $ 77,501     $ 78,091     $141,670


----------
   * Net asset value and market value are published in Barron's each Saturday, The New York Times and The Wall Street Journal each Monday.
  ** Actual amount paid to common  shareholders  was $0.005235 , $0.004814,  and
     $0.00271 for the years ended December 31, 1998, 1997, and 1996, respectively. Actual amount paid to preferred shareholders was $.0.001696, $0.00154, $0.00084 and $0.002929 per common share for the years ended December 31, 1998, 1997, 1996 and 1995, respectively.
   # A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common shareholders.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust"), was orga- nized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust. The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES  TRANSACTIONS  AND  INVESTMENT  INCOME:Securities   transactions  are
recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carry forwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS
     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect, wholly- owned subsidiary of Merrill Lynch & Co., Inc. The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
     Purchases and sales of investments, other than short-term investments, for the period ended June 30, 1999, aggregated $6,236,992 and $1,609,440, respectively. The federal income tax basis of the Trust's investments at June 30, 1999, was $600,028,117, and accordingly, net unrealized appreciation was $46,186,346 (gross unrealized appreciation--$46,235,845, gross unrealized depreciation--$49,499).

NOTE 4. CAPITAL
     There are 200 million shares of $.01 par value common common stock authorized. Of the 27,207,093 common shares outstanding at June 30, 1999, the Adviser owned 7,093 shares. As of June 30, 1999, there were 8,240 preferred shares outstanding as follows: Series T28-2,060, Series R28-2,060, Series T7-2,060 and Series R7-2,060.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 4,120 shares of common stock and issued 4 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T28--1,030 shares, Series R28--1,030 shares, Series R7--1,030 shares and series T7--1,030 shares. The PreferRED Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The split occurred on July 24, 1995.

      Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 2.50% to 4.01% during the period ended June 30, 1999.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5.  DIVIDENDS
     Subsequent to June 30, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.06625 per common share payable July 30, 1999 to shareholders of record on July 15, 1999.

     For the period July 1, 1999 to July 31, 1999 dividends declared on Preferred Shares totalled $551,456 in aggregate for the four outstanding Preferred Share series.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
     (1) To elect three Directors as follows:

       Director                         Class           Term          Expiring
       --------                        ------           -----          -------
       Andrew F. Brimmer                 III           3 years          2002
       Kent Dixon                        III           3 years          2002
       Laurence D. Fink                  III           3 years          2002

     Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, James Grosfeld, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

          Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                         Votes for   Votes Against   Abstentions
                                         --------    -------------   -----------
           Andrew F. Brimmer .......... 25,113,880        --           401,173
           Kent Dixon ................. 25,144,762        --           370,291
           Laurence  D. Fink .......... 25,157,836        --           357,217
           Ratification  of
            Deloitte & Touche LLP ..... 25,130,383     149,306         235,364

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S  INVESTMENT  OBJECTIVE:

The BlackRock Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Trust's Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small portion of its income each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from regular federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY
  DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATION. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
CLOSED-END FUND:
Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies. Discount: When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:
Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:
Shareholders  may  have  all  dividends  and   distributions  of  capital  gains
automatically  reinvested into additional shares of a fund.

MARKET PRICE:
Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):
Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday, The New York Times and The Wall Street Journal on Monday.

PREMIUM:
When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:
These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

-------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                       Stock            Maturity
PERPETUAL TRUSTS                                      Symbol              Date
                                                      ------           ---------
The BlackRock Income Trust Inc.                         BKT               N/A
The BlackRock North American Government
  Income Trust Inc.                                     BNA               N/A
The BlackRock High Yield Trust                          BHY               N/A

Term Trusts
The BlackRock 1999 Term Trust Inc.                      BNN              12/99
The BlackRock Target Term Trust Inc.                    BTT              12/00
The BlackRock 2001 Term Trust Inc.                      BTM              06/01
The BlackRock Strategic Term Trust Inc.                 BGT              12/02
The BlackRock Investment Quality Term Trust Inc.        BQT              12/04
The BlackRock Advantage Term Trust Inc.                 BAT              12/05
The BlackRock Broad Investment Grade
  2009 Term Trust Inc.                                  BCT              12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                       Stock            Maturity
PERPETUAL TRUSTS                                      Symbol              Date
                                                      ------           ---------
The BlackRock Investment Quality
  Municipal Trust Inc.                                  BKN               N/A
The BlackRock California Investment Quality
  Municipal Trust Inc.                                  RAA               N/A
The BlackRock Florida Investment Quality
  Municipal Trust                                       RFA               N/A
The BlackRock New Jersey Investment Quality
  Municipal Trust Inc.                                  RNJ               N/A
The BlackRock New York Investment Quality
  Municipal Trust Inc.                                  RNY               N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc.          BMN              12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.    BRM              12/08
The BlackRock California Insured
  Municipal 2008 Term Trust Inc.                        BFC              12/08
The BlackRock Florida Insured
  Municipal 2008 Term Trust                             BRF              12/08
The BlackRock New York Insured
  Municipal 2008 Term Trust Inc.                        BLN              12/08
The BlackRock Insured Municipal Term Trust Inc.         BMT              12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK
DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin M. Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Adminstrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                                  THE BLACKROCK
                               INSURED MUNICIPAL
                              2008 Term Trust Inc.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

                                                                     09247K-10-9
                                                                     09247K-30-7
                                                                     09247K-20-8
                                                                     09247K-40-6
                                                                     09247K-50-5
[LOGO] Printed on recycled paper


THE BLACKROCK
INSURED MUNICIPAL
2008 TERM
TRUST INC.
-----------------
SEMI-ANNUAL REPORT
JUNE 30, 1999